Exhibit 99.1

Actelis Networks Receives $100K Follow-On Order from Major Mid-Atlantic US County for Continued Traffic Management System Modernization

Follow-On Order Underscores Strong Customer Satisfaction and Proven Performance in High-Stakes Intelligent Transportation Applications

FREMONT, Calif., May 21, 2025 — Actelis Networks, Inc. (NASDAQ:ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT and broadband applications, today announced that it has received a $102,000 follow-on order from a major Mid-Atlantic US county to further enhance and expand its Advanced Transportation Management System (ATMS) operations.

This new order builds upon the $260,000 project announced in July 2024 and reinforces Actelis’ growing position as a trusted provider of critical networking infrastructure for intelligent transportation systems nationwide.

“This follow-on order demonstrates the ongoing confidence major transportation authorities place in Actelis’ solutions,” said Tuvia Barlev, Chairman and CEO of Actelis. “As counties and cities continue to modernize their traffic management capabilities, they increasingly recognize the value of our hybrid-fiber technology in delivering immediate, secure connectivity while maximizing existing infrastructure investments. We’re proud to support this county’s vision for safer, more efficient transportation systems.”

The order is specifically targeted at supporting the county’s Transportation Systems Technical operations, providing secure, high-performance connectivity that powers a range of critical smart transportation applications. These include automated traffic signal control, real-time intersection monitoring, advanced safety and surveillance systems, and intelligent traffic flow management—all essential components of next-generation transportation infrastructure.

The county will leverage Actelis’ hybrid-fiber technology to rapidly extend its digital capabilities across its extensive network of roadways and intersections, enabling data-driven strategies that enhance safety, reduce congestion, and improve overall transportation efficiency. Actelis’ cyber-hardened networking solutions provide significant advantages for this mission-critical infrastructure, including:

●	Rapid deployment that reduces modernization timelines from months to days Seamless integration with traffic controllers, cameras, and sensor networks

●	Substantial cost savings through utilization of existing infrastructure

●	Military-grade security features protecting vulnerable transportation systems

●	Seamless integration with traffic controllers, cameras, and sensor networks

●	Reliable performance in challenging outdoor environments

This latest order continues Actelis’ momentum in the intelligent transportation systems market, following recent deployments in cities including Seattle, Orange County, Eugene, as well as a recently announced railway modernization project in Northern Ireland and other implementations across Europe and Asia. These global deployments highlight Actelis’ growing recognition as a leading provider of secure, high-performance networking solutions for critical infrastructure applications worldwide.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber-copper, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its “Cyber Aware Networking” initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact:

ARX | Capital Markets Advisors

North American Equities Desk

actelis@arxadvisory.com